Research and Development Costs	9 Months Ended
Sep. 30, 2024
Research and Development Costs
Research and Development Costs

16. Research and Development Costs

Research and development costs amount to €25,745,000 for the nine month period ended September 30, 2024 (nine month period ended September 30, 2023: € 17,415,000) and are comprised of allocated employee costs including share-based payments, the costs of materials and laboratory consumables, outsourced activities, license and intellectual property costs and other allocated costs. Research and development costs increased compared to the same period in the prior year, mainly due to the Company’s increased outsourced research and development activities in the nine month period of 2024 and increased full time employee equivalents (“FTE”).